UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

MN	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3680 Victoria St. N.	Shoreview	MN	55126-2966
(Address of principal executive offices)			(Zip Code)

(651) 483-7111
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2020, the Board of Directors (the “Board”) of Deluxe Corporation (the “Company”) unanimously elected Paul R. Garcia to the Board to serve for a term ending at the 2021 Annual Meeting of the Shareholders. The Board has determined that Mr. Garcia qualifies as an independent director under the listing standards of the New York Stock Exchange and the Company’s director independence standards, as adopted by the Board.

Mr. Garcia is the retired Chairman and Chief Executive Officer (CEO) of Global Payments Inc., a publicly-traded, leading provider of credit card processing, check authorization and other electronic payment processing services. Prior to his role at Global Payments Inc., Mr. Garcia served as President and CEO of NaBanco, an electronic credit card processor. Previously, he served on the boards of The Dun & Bradstreet Corporation, SunTrust Banks, Inc., West Corporation, Global Payments Inc. and MasterCard International. Currently, Mr. Garcia is a member of the boards of directors of Repay Holdings Corporation and Truist Financial Corp.

Mr. Garcia’s compensation for Board service will be consistent with the arrangements described in the Company’s definitive proxy statement filed on March 20, 2020, under “Non-Employee Director Compensation.” In connection with his election to the Board, Mr. Garcia received restricted stock units on August 18, 2020 with a grant date fair value of approximately $112,500, which will vest on the first anniversary of the grant date.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the election of Mr. Garcia to the Board is furnished herewith as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 24, 2020, of Deluxe Corporation
101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover page interactive data file (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2020

DELUXE CORPORATION

/s/ Jeffrey L. Cotter

Jeffrey L. Cotter
Senior Vice President, Chief
Administrative Officer and
General Counsel

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